UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (date of earliest event reported):  January 4, 2023 (December 28, 2022)
XEROX HOLDINGS CORPORATION
XEROX CORPORATION
(Exact name of registrant as specified in its charter)
New York	001-39013	83-3933743
New York	001-04471	16-0468020
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
P. O. Box 4505, 201 Merritt 7
Norwalk, Connecticut
06851-1056
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code:  203-849-5216
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Xerox Holdings Common Stock, $1.00 par value	XRX	Nasdaq Global Select Market
Securities registered pursuant to Section 12(g) of the Act:
None
Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company
If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 1.01. Entry into a Material Definitive Agreement.
On December 28, 2022, Xerox Corporation (“Xerox”) and its parent company, Xerox Holdings Corporation (“Holdings,” and together with Xerox, the “Company”), entered into Amendment No. 1 to Credit Agreement (the “Amendment”) with Citibank, N.A., as administrative agent and collateral agent (the “Agent”), and the lenders party thereto.  The Amendment amended the Credit Agreement, dated as of July 7, 2022 (the “Credit Agreement”), by and among the Company, the Agent, and the lenders party thereto to (i) reduce the aggregate amount of the revolving credit commitments under the Credit Agreement by 50% and (ii) eliminate the financial covenant in the Credit Agreement requiring that Holdings maintain not less than $500 million in unrestricted cash as of the last day of each fiscal quarter.  All other terms remain unchanged.
The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the complete text of the underlying agreement, which is filed as Exhibit 4.1 to this Current Report on Form 8-K and incorporated herein by reference.
Item 8.01. Other Events.
Xerox and its wholly owned subsidiary Xerox Financial Services LLC (collectively, the “Sellers” and each, a “Seller”) entered into a Master Agreement for Sale and Assignment of Lease Receivables (the “Forward Funding Agreement”) with Marlin Leasing Corporation, d/b/a PEAC Solutions, an affiliate of HPS Investment Partners (the “Purchaser”).  The Forward Funding Agreement establishes a committed sale and purchase facility pursuant to which Seller agreed to offer for sale, and Purchaser agreed to purchase, in each case in accordance with the terms of the Forward Funding Agreement, certain eligible pools of receivables relating to non-consumer standalone equipment leases (the “Receivables”) on a monthly basis in transactions intended to be true sales.  The Forward Funding Agreement has an initial term until January 31, 2024, with automatic one-year extensions thereafter, unless terminated by either the Sellers or the Purchaser.  The Forward Funding Agreement contemplates Receivables sales from Sellers to Purchaser totaling approximately $600 million during the initial term.  Sellers expect proceeds from the Forward Funding Agreement to more than offset a use of Xerox free cash flow to fund year-over-year growth of originations in 2023.  Additionally, Sellers will continue to service the lease receivables for a specified fee and will also be paid a commission on lease receivables sold under the Forward Funding Agreement.
On January 4, 2023, the Company issued a press release announcing entry into the Forward Funding Agreement, the Amendment, and various related matters.  A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.
Exhibit No.	Description

4.1
Amendment No. 1 to Credit Agreement, dated as of December 28, 2022, among Xerox Corporation, Xerox Holdings Corporation, Citibank, N.A., as administrative agent and collateral agent and certain Lenders signatory thereto.

99.1	Press Release issued by Xerox Holdings Corporation on January 4, 2023.
104	Cover Page Interactive Data File (the cover page tags are embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
XEROX HOLDINGS CORPORATION

Date: January 4, 2023	By:	/s/ Eric Risi
	Name:	Eric Risi
	Title:	Assistant Secretary

XEROX CORPORATION

Date: January 4, 2023	By:	/s/ Eric Risi
	Name:	Eric Risi
	Title:	Assistant Secretary

Exhibit 4.1

Execution Version
AMENDMENT NO. 1
AMENDMENT NO. 1 TO CREDIT AGREEMENT, dated as of December 28, 2022 (this “Amendment”), is entered into by and among XEROX CORPORATION, a New York corporation (the “Company”), XEROX HOLDINGS CORPORATION, a New York corporation (“Holdings”), CITIBANK, N.A., as administrative agent on behalf of the lenders party to the Credit Agreement (as defined below) (in such capacity, the “Agent”), and the Required Lenders party hereto.
PRELIMINARY STATEMENTS:
The Company, the Agent and certain lenders entered into that certain Amended and Restated Credit Agreement, dated as of July 7, 2022 (the “Credit Agreement” and as further amended pursuant to this Amendment, the “Amended Credit Agreement”; capitalized terms not otherwise defined in this Amendment have the same meanings as specified in the Credit Agreement);
The Company has requested to amend the Credit Agreement as set forth herein to reduce ratably the aggregate amount of Revolving Credit Commitments from $500,000,000 to $250,000,000 and to make certain changes to the financial covenants contained therein.
The Company, the Agent and the Required Lenders party hereto have agreed to amend the Credit Agreement as hereinafter set forth.
NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties hereto hereby agree as follows:
SECTION 1.          Amendments to Credit Agreement.  The Credit Agreement is, subject to the satisfaction (or waiver by the Agent) of the conditions precedent set forth in Section 4 hereof, hereby amended to delete subsection (c) of Section 5.03 of the Credit Agreement in its entirety.
SECTION 2.          Revolving Credit Commitments.  In accordance with Section 2.05 of the Credit Agreement, effective as of the Amendment Effective Date (as defined below), the aggregate amount of the Revolving Credit Commitments shall be permanently reduced from $500,000,000 to $250,000,000, on a ratable basis.  As of the Amendment No. 1 Effective Date, the aggregate amount of the Revolving Credit Commitments is $250,000,000, as set forth on Schedule I to this Amendment.
SECTION 3.          Reference to and Effect on the Credit Agreement.
(a)          On and after the Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Amended Credit Agreement.
(b)          The Credit Agreement, as specifically amended by this Amendment, is, and shall continue to be, in full force and effect and is hereby in all respects ratified and confirmed.
(c)          Except as expressly provided herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Lender or the Agent under the Credit Agreement, nor shall it constitute a waiver of any provision of the Credit Agreement other than as expressly permitted herein.
(d)          The parties hereto acknowledge and agree that the amendment of the Credit Agreement pursuant to this Amendment shall not constitute a novation of the Credit Agreement as in effect prior to the Amendment Effective Date.
(e)          Each of the Company and Holdings hereby (i) reaffirms its obligations under the Amended Credit Agreement and each Note to which it is a party, in each case as modified by this Amendment, and (ii) acknowledges and agrees that the guarantees and Liens granted by the Company, Holdings and the Subsidiary Guarantors contained in the Loan Documents are, and shall remain, in full force and effect in respect of the obligations of the Company and each other Borrower under the Amended Credit Agreement.
(f)          This Amendment shall for all purposes constitute a Loan Document.
SECTION 4.          Conditions of Effectiveness for Amendment.  This Amendment shall become effective as of the date (the “Amendment Effective Date”) on which the following conditions shall have been satisfied (or waived by the Agent):
(a)          On the Amendment Effective Date, the following statements shall be true and the Agent shall have received for the account of each Lender a certificate signed by a duly authorized officer of the Company, dated the Amendment Effective Date, stating that:
(i)          The representations and warranties contained in Section 4.01 of the Credit Agreement are correct on and as of the Amendment Effective Date (except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties shall have been true on and as of such earlier date), and
(ii)          No Default or Event of Default has occurred or is continuing as of the Amendment Effective Date.
(b)          The Agent shall have received counterparts to this Amendment duly executed by Holdings, the Company and the Required Lenders.
SECTION 5.          Representations and Warranties.  Each of Holdings and the Company hereby represents and warrants to the Agent that:
(a)          The execution, delivery and performance by Holdings and the Company of this Amendment are within its corporate or similar powers, have been duly authorized by all necessary corporate or similar action; and
(b)          This Amendment has been duly executed and delivered by it and this Amendment and the Credit Agreement, as amended hereby, constitute the legal, valid and binding obligation of such Person, enforceable against it in accordance with their respective terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.
SECTION 6.          Costs and Expenses.  The Company agrees that all documented reasonable out-of-pocket expenses incurred by the Agent in connection with the preparation, execution, delivery and administration, modification and amendment of this Amendment and the other instruments and documents to be delivered hereunder shall be paid in accordance with Section 9.04 of the Credit Agreement.
SECTION 7.          Execution in Counterparts; Electronic Execution.  This Amendment may be executed in one or more counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.  Delivery of an executed counterpart of a signature page of (a) this Amendment and/or (b) any document, approval, consent, information, notice, certificate, request, statement disclosure or authorization related to this Amendment and/or the transactions contemplated hereby (each an “Ancillary Document”) that is an Electronic Signature (as defined below) transmitted by telecopy, emailed .pdf or any other electronic means that reproduces an image of an actual executed signature page shall be effective as delivery of a manually executed counterpart of this Amendment or such Ancillary Document, as applicable.  The words “execution”, “signed”, “signature”, “delivery” and words of like import in or relating to this Amendment and/or any Ancillary Document shall be deemed to include Electronic Signatures, deliveries or the keeping of records in any electronic form (including deliveries by telecopy, emailed .pdf, or any other electronic means that reproduces an image of an actual executed signature page), each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system as the case may be.  For purposes of this Section, “Electronic Signature” means an electronic sound, symbol or process attached to, or associated with, a contract or other record and adopted by a person with the intent to sign, authenticate or accept such contract or record.
SECTION 8.          Governing Law and Waiver of Right of Trial by Jury.  This Amendment is subject to the provisions of Sections 9.10, 9.13 and 9.20 of the Credit Agreement relating to governing law, submission to jurisdiction, venue and waiver of trial by jury, the provisions of which are by this reference incorporated herein in full.
SECTION 9.          Waiver of Notice of Reduction of Revolving Credit Commitments.  Any notice required pursuant to Section 2.05 of the Credit Agreement to effectuate the permanent reduction of the aggregate amount of the Revolving Credit Commitments from $500,000,000 to $250,000,000 on the Amendment No. 1 Effective Date is waived.
[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties have caused this Amendment No. 1 to Credit Agreement to be executed by their respective authorized officers as of the date first above written.
XEROX CORPORATION,

By:	/s/ Xavier Heiss
Name:	Xavier Heiss
Title:	CFO

XEROX HOLDINGS CORPORATION,

By:	/s/ Xavier Heiss
Name:	Xavier Heiss
Title:	CFO

CITIBANK, N.A., as the Agent and as a Lender,

By:	/s/ Javier Escobar
Name:	Javier Escobar
Title:	Managing Director and Vice President

MIZUHO BANK, LTD., as a Lender,

By:	/s/ Tracy Rahn
Name:	Tracy Rahn
Title:	Executive Director

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as a Lender,

By:	/s/ Jill Wong
Name:	Jill Wong
Title:	Director

By:	/s/ Gordon Yip
Name:	Gordon Yip
Title:	Director

TRUIST BANK, as a Lender,

By:	/s/ David Miller
Name:	David Miller
Title:	Director

THE BANK OF NOVA SCOTIA, as a Lender,

By:	/s/ Michelle C. Phillips
Name:	Michelle C. Phillips
Title:	Managing Director

PNC BANK, NATIONAL ASSOCIATION, as a Lender,

By:	/s/ Robert Zingaro
Name:	Robert Zingaro
Title:	Vice President

HSBC BANK USA, NATIONAL ASSOCIATION, as a Lender,

By:	/s/ Andrew Everett
Name:	Andrew Everett
Title:	Senior Vice President

SCHEDULE I
COMMITMENTS
Name of Lender	Revolving Credit Commitment	Letter of Credit Commitment
Citibank, N.A.	$42,500,000	$30,000,000
MIZUHO BANK, LTD.	$42,500,000	$30,000,000
Crédit Agricole Corporate and Investment Bank	$42,500,000	$30,000,000
Truist Bank	$42,500,000	$30,000,000
The Bank of Nova Scotia	$42,500,000	$30,000,000
PNC Bank, National Association	$32,500,000	$0
HSBC Bank USA, National Association	$5,000,000	$0
Total:	$250,000,000	$150,000,000

Exhibit 99.1
Xerox Announces Entry into Forward Funding Solution with PEAC Solutions to Drive Continued Growth of FITTLE Financing Business

NORWALK, Conn., Jan. 4, 2023 – Xerox Holdings Corporation (NASDAQ: XRX) has entered a Forward Funding Agreement with PEAC Solutions to drive the continued growth of Xerox’s FITTLE business.

FITTLE is a leading global provider of equipment leasing and financing solutions for businesses. Its unique expertise in dealer and vendor financing programs provides valuable solutions to industries with increasing growth in capital spending, such as IT services, office equipment, and 3D print.
PEAC Solutions is a portfolio company of the Asset Value Funds sponsored and managed by leading global investment firm HPS Investment Partners.

Under the Forward Funding Agreement, FITTLE has the option to sell eligible pools of lease receivables, which PEAC Solutions is committed to purchase on a monthly basis. FITTLE will continue to service the lease receivables for a specified fee and will be paid a commission on lease receivables sold. The Forward Funding Agreement primarily covers U.S. direct originations and has an initial term of one-year, with automatic one-year extensions thereafter, unless terminated by either party. FITTLE expects to sell lease receivables, which would otherwise have been funded by Xerox, totaling approximately $600 million during the initial term.
"Since FITTLE's inception, we have been dedicated to being a best-in-class provider of leasing services and solutions, and this strategic shift in our business model will drive our next phase of growth. With the majority of our future origination volume expected to be funded by third parties, we can expand the financing of our valued business customers and partners, and free up capital for Xerox," said FITTLE's President Nicole Torraco.
“Our new strategic partnership with FITTLE demonstrates PEAC Solutions’ innovative leasing capabilities, identifying us as a leading partner to both vendors and captive finance providers. This new partnership represents an exciting opportunity for both FITTLE and PEAC and is one more step in executing PEAC’s growth initiatives,” said Global CEO of PEAC Solutions Bill Stephenson.
Xerox and FITTLE are exploring similar forward funding arrangements for other portions of FITTLE’s portfolio of future lease receivables, which are expected to provide incremental growth opportunities for the FITTLE origination platform.
Xerox expects proceeds from the Forward Funding Agreement to more than offset a use of Xerox free case flow to fund continued year-over-year growth of FITTLE originations in 2023.  Xerox coupled this new funding solution with an opportunity to reduce the commitments under its revolving credit facility by 50 percent and eliminate its quarter-end minimum liquidity requirement. Accordingly, the amendment to Xerox’s credit agreement provides cost savings on the facility, which has never been drawn.
Mizuho Americas acted as exclusive financial advisor to FITTLE in connection with the Forward Funding Agreement.
About Xerox Holdings Corporation (NASDAQ: XRX)
For more than 100 years, Xerox has continually redefined the workplace experience. Harnessing our leadership position in office and production print technology, we've expanded into software and services to sustainably power today's workforce. From the office to industrial environments, our differentiated business solutions and financial services are designed to make every day work better for clients — no matter where that work is being done. Today, Xerox scientists and engineers are continuing our legacy of innovation with disruptive technologies in digital transformation, augmented reality, robotic process automation, additive manufacturing, Industrial Internet of Things and cleantech. Learn more at xerox.com
About FITTLE
The equipment financing business of Xerox Holdings Corporation, rebranded FITTLE in 2022, is a leading provider of innovative business financing and payment solutions to help businesses adapt and grow. We offer dealer and vendor financing programs for a range of offerings including IT Services, software, audiovisual and security hardware, 3D printing equipment and other business technologies. FITTLE enables innovation and growth through value-add solutions such as bundled billing for support, supplies and maintenance. We currently serve over 150,000 customers in 18 countries, in addition to managing more than 700,000 leases, and drive solutions for more than 1,000 dealers and network partners around the world. Learn more at FITTLE.com.
About PEAC Solutions
PEAC Solutions is a multi-national asset finance platform, operating in 12 countries across Europe, the United Kingdom and the United States. We specialize in originating and servicing high-volume, small-ticket leases and loans with a variety of end users, as well providing innovative finance solutions to equipment manufacturers, distributors, dealers and vendors. As at December 2022, PEAC Solutions had over 800 full-time employees globally and maintained a portfolio of approximately USD 5.1 billion across multiple asset classes, including business equipment, plant and heavy machinery and working capital loans.

Forward Looking Statements
This release and other written or oral statements made from time to time by management contain “forward looking statements” as defined in the Private Securities Litigation Reform Act of 1995. The words “anticipate”, “believe”, “estimate”, “expect”, “intend”, “will”, “should”, “targeting”, “projecting”, “driving” and similar expressions, as they relate to us, our performance and/or our technology, are intended to identify forward-looking statements. These statements reflect management’s current beliefs, assumptions and expectations and are subject to a number of factors that may cause actual results to differ materially.
Such factors include but are not limited to: the effects of pandemics, such as the COVID-19 pandemic, on our and our customers' businesses and the duration and extent to which this will impact our future results of operations and overall financial performance; our ability to address our business challenges in order to reverse revenue declines, reduce costs and increase productivity so that we can invest in and grow our business; our ability to successfully develop new products, technologies and service offerings and to protect our intellectual property rights; reliance on third parties, including subcontractors, for manufacturing of products and provision of services and the shared service arrangements entered into by us as part of Project Own It; our ability to attract and retain key personnel; the severity and persistence of global supply chain disruptions and inflation; the risk that confidential and/or individually identifiable information of ours, our customers, clients and employees could be inadvertently disclosed or disclosed as a result of a breach of our security systems due to cyberattacks or other intentional acts or that cyberattacks could result in a shutdown of our systems; the risk that partners, subcontractors and software vendors will not perform in a timely, quality manner; actions of competitors and our ability to promptly and effectively react to changing technologies and customer expectations; our ability to obtain adequate pricing for our products and services and to maintain and improve cost efficiency of operations, including savings from restructuring and transformation actions; our ability to manage changes in the printing environment like the decline in the volume of printed pages and extension of equipment placements; changes in economic and political conditions, trade protection measures, licensing requirements and tax laws in the United States and in the foreign countries in which we do business; the risk that multi-year contracts with governmental entities could be terminated prior to the end of the contract term and that civil or criminal penalties and administrative sanctions could be imposed on us if we fail to comply with the terms of such contracts and applicable law; interest rates, cost of borrowing and access to credit markets; the imposition of new or incremental trade protection measures such as tariffs and import or export restrictions; funding requirements associated with our employee pension and retiree health benefit plans; changes in foreign currency exchange rates; the risk that our operations and products may not comply with applicable worldwide regulatory requirements, particularly environmental regulations and directives and anti-corruption laws; the outcome of litigation and regulatory proceedings to which we may be a party; and any impacts resulting from the restructuring of our relationship with Fujifilm Holdings Corporation. Additional risks that may affect Xerox’s operations and other factors are set forth in the “Risk Factors” section, the “Legal Proceedings” section, the “Management’s Discussion and Analysis of Financial Condition and Results of Operations” section and other sections of Xerox Holdings Corporation's and Xerox Corporation’s combined 2021 Annual Report on Form 10-K and combined Quarterly Reports on Form 10-Q, as well as in Xerox Holdings Corporation’s and Xerox Corporation’s Current Reports on Form 8-K filed with the Securities and Exchange Commission.

These forward-looking statements speak only as of the date of this release or as of the date to which they refer, and Xerox assumes no obligation to update any forward-looking statements as a result of new information or future events or developments, except as required by law.
Media Contact:
Justin Capella, Xerox, +1-203-258-6535, Justin.Capella@xerox.com

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